September 2021

2 5 COUSINS AT A GLANCE Preeminent Sun Belt Office REIT NOI By Market1 19.1 MM SF2 portfolio 2004 average year built 91.3% leased2 25% of portfolio less than 5 years old 1.7 MM SF2 development pipeline Dallas 3% Charlotte 12% Atlanta 39% Houston 4% Phoenix 7% Austin 28% Tampa 7%

3 RESILIENT MARKET FUNDAMENTALS COMPELLING GROWTH OPPORTUNITIES SIMPLE STRONG BALANCE SHEET PREMIER SUN BELT PORTFOLIO WHY COUSINS?

4 0.9% 1.9% 1.3% 1.3% 0.2% 0.6% 0.0% 0.0% GAINERS 1. Phoenix, AZ 2. Dallas, TX 3. Orlando, FL 4. Tampa, FL 5. Austin, TX 6. Las Vegas, NV 7. Atlanta, GA 8. Greenville, SC 9. Charlotte, NC 10. Knoxville, TN RESILIENT MARKET FUNDAMENTALS Cousins is Positioned at the Intersection of Two Powerful Long-Term Trends Top Migration Markets in 20201 Average Annual Demand Growth2 FLIGHT TO QUALITY LOSERS 1. New York, NY 2. Los Angeles, CA 3. Chicago, IL 4. SF Bay Area, CA 5. Detroit, MI 6. Seattle, WA 7. Boston, MA 8. Miami, FL 9. Washington, DC 10. Baton Rouge, LA SUN BELT MIGRATION 4&5 Star 3 Star 2009 - 2012 2013 - 2016 2017 - 2020 2021 – 2024 Forecast 4&5 Star 3 Star 4&5 Star 3 Star 4&5 Star 3 Star

5 RESILIENT MARKET FUNDAMENTALS Corporate Relocations and Expansions Target Sun Belt Markets RECENT CORPORATE RELOCATIONS AND EXPANSIONS AUSTIN CHARLOTTE TAMPAPHOENIX ATLANTA DALLAS NASHVILLE

6 RESILIENT MARKET FUNDAMENTALS Durable Rent Growth and Absorption MARKET RENT GROWTH 2Q21 year over year1 MARKET NET ABSORPTION / TOTAL INVENTORY Last 12 months2 Gateway Average U.S. Average Gateway Average U.S. Average -0.8% -2.7% -1.8% -1.5% -2.2% -1.9%

7 RESILIENT MARKET FUNDAMENTALS Persistent In-Place Rent Growth COUSINS’ IN-PLACE GROSS RENT PER SF1 $36.41 $42.00 $35.00 $36.00 $37.00 $38.00 $39.00 $40.00 $41.00 $42.00 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 15% INCREASE

8 Austin THE DOMAIN Operating Asset Development/Land Asset PREMIER SUN BELT PORTFOLIO Dominant Market Share in Highly-Amenitized Submarkets Atlanta MIDTOWN 13% Class A Market Share1 Austin CBD Atlanta BUCKHEAD 17% Class A Market Share1 40% Class A Market Share1 18% Class A Market Share1

9 Charlotte UPTOWN Tampa WESTSHORE Phoenix TEMPE Charlotte SOUTH END Operating Asset Development/Land Asset PREMIER SUN BELT PORTFOLIO Dominant Market Share in Highly-Amenitized Submarkets 6% Class A Market Share1 22% Class A Market Share1 21% Class A Market Share1 15% Class A Market Share1

10 ATLANTA AUSTIN CHARLOTTE DALLAS PHOENIX TAMPA PREMIER SUN BELT PORTFOLIO Commands Premium Rents in Our Markets CLASS A ASKING RENT ($/SF)1 $34.36 $41.53 Total Market $32.39 $50.22 Total Market $31.85 $44.12 Total Market $33.13 $40.55 Total Market $35.27 $41.10 Total Market $48.43 $60.53 Total Market

11 PREMIER SUN BELT PORTFOLIO Manageable Near-Term Lease Expirations LEASE EXPIRATIONS BY YEAR1 20% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% BXP PGRE KRC DEA BDN ESRT CUZ PDM VNO FSP CXP HIW SLG OPI EQC HPP OFC DEI CIO 2021 2022 2023 Average = 24%

12 0 4 8 12 16 2Q21 2Q22 2Q24 2Q25 ($ M M ) RSF % Leased1 100 MILL 300 COLORADO DOMAIN 10 CURRENT DEVELOPMENT PIPELINE 287K 48% 369K 88% 300K 100% AUSTIN AUSTINPHOENIX COMPELLING GROWTH OPPORTUNITIES $63MM of Annualized Development NOI by 2Q25 QUARTERLY NOI2 $63MM Annualized DOMAIN 9NEUHOFF AUSTINNASHVILLE 335K 0% 448K 0%

13 DOMAIN POINT DOMAIN 600K SF LEGACY UNION TWO / THREE LEGACY 600K SF VICTORY CENTER UPTOWN 460K SF DALLAS MIDTOWN 390K SF 901 WEST PEACHTREE 3354 PEACHTREE BUCKHEAD 560K SF ATLANTA AUSTIN 715 PONCE MIDTOWN 200K SF DOMAIN 900K SF TAMPA CORPORATE CENTER V WESTSHORE 170K SF DOMAIN CENTRAL CHARLOTTE 303 TREMONTSOUTH END STATION SOUTH END 700K SF SOUTH END 550K SF COMPELLING GROWTH OPPORTUNITIES Attractive Land Bank Supports 5.1MM SF1 of Additional New Development

14 COMPELLING GROWTH OPPORTUNITIES Continue to Roll-Up Existing Leases Upon Expiration INCREASE IN 2ND GENERATION CASH NET RENT1 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 1Q16 1Q17 1Q18 1Q19 1Q20 1Q21 Average = 10.1% Post-COVID Average = 12.7%

15 SIMPLE STRONG BALANCE SHEET Leverage Significantly Below Peers NET DEBT/EBITDA1 4.5x 0.0x 2.0x 4.0x 6.0x 8.0x 10.0x 12.0x 14.0x SLG PGRE CXP VNO BXP FSP OPI BDN DEA OFC KRC CIO ARE PDM ESRT HIW CUZ Average = 7.1x

16 $978 Million Liquidity1 Flexible Property Portfolio2 SIMPLE STRONG BALANCE SHEET Substantial Liquidity and Access to Capital Markets REVOLVER $968MM ENCUMBERED 21% UNENCUMBERED 79% CASH $10MM

17 M. Colin Connolly President and Chief Executive Officer John S. McColl Executive Vice President, Development Gregg D. Adzema Executive Vice President and Chief Financial Officer Pamela F. Roper Executive Vice President, General Counsel and Corporate Secretary Richard Hickson Executive Vice President, Operations Kennedy Hicks Executive Vice President, Investments and Managing Director – Atlanta MEET OUR EXECUTIVE TEAM Stable, Experienced Leadership

19 Submarket Concentration2 Industry Concentration4 ATLANTA Market Snapshot 7.9MM Total Square Feet1 88% Leased1 $41.53 Average Asking Rent3 Technology 25% Financial Services 19% Professional Services 11% Other 9% Consumer Goods and Services 9% Legal Services 7% Real Estate 7% Healthcare 6% Transportation 4% Insurance 3% Midtown 41% Buckhead 35% Central Perimeter 16% North Fulton 8%

20 AUSTIN Market Snapshot 4.4MM Total Square Feet1 94% Leased1 $60.53 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 Technology 36% Professional Services 21% Legal Services 15% Other 9% Financial Services 8% Energy 6% Healthcare 3% Real Estate 2% Domain 46% CBD 39% Southwest 12% Northwest 3%

21 Financial Services 40% Marketing 15% Legal Services 13% Consumer Goods and Services 11% Insurance 10% Other 6% Professional Services 5% CHARLOTTE Market Snapshot 1.7MM Total Square Feet1 96% Leased1 $37.95 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 $41.10 Average Asking Rent3 South End 40% Uptown 60%

22 DALLAS Market Snapshot 94% Leased1 516K Total Square Feet1 $50.22 Average Asking Rent3 Submarket Concentration2 Industry Concentration4 Preston Center 34% Legacy 66% Energy 55% Financial Services 25% Professional Services 8% Other 6% Legal Services 6%

23 PHOENIX Market Snapshot 92% Leased1 1.3MM Total Square Feet1 Submarket Concentration2 Industry Concentration4 Tempe 100% Technology 26% Professional Services 23%Financial Services 19% Insurance 8% Consumer Goods and Services 8% Other 8% Real Estate 4% Marketing 4% $44.12 Average Asking Rent3

24 94% Leased1 1.7MM Total Square Feet1 $40.55 Average Asking Rent3 TAMPA Market Snapshot Submarket Concentration2 Industry Concentration4 Westshore 100% Healthcare 23% Consumer Goods and Services 16% Legal Services 13% Technoology 13% Professional Services 13% Financial Services 9% Insurance 7% Other 6%

25 “NET OPERATING INCOME” (“NOI”) is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fees) less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, and impairment are also excluded from NOI. In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond the second quarter of 2021. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation. DEFINITIONS OF NON-GAAP MEASURES

26 Page 12 – Compelling Growth Opportunities 1. Represents office leased percentage as of 30-Jun-2021.. 2. Represents actual share of Cousins’ NOI through 2Q21 and Cousins’ share of estimated NOI based on executed leases and other currently forecasted leasing for 3Q21 and beyond. See definition of NOI on page 25. Page 13 – Compelling Growth Opportunities 1. Represents estimated developable SF, excluding redevelopment. Page 14 – Compelling Growth Opportunities 1. Increase in second generation net rent on a cash basis per Cousins’ quarterly filings. Page 15 – Simple Strong Balance Sheet 1. Represents total debt, including company’s share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies’ most recent quarterly filings as of 30-Jun-2021, not adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. Includes members of the SNL US REIT Office Index. Excludes KBRS, CMCT, and DEI who either do not publish a quarterly supplement or report quarterly EBITDA and EQC who has negative net debt/EBITDA. Page 16 – Simple Strong Balance Sheet 1. Represents Cousins’ consolidated cash as of 30-Jun-2021 plus availability under Cousins’ Credit Facility as of 30-Jun-2021, not adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. 2. Calculation is based on pro rata share of NOI of Cousins’ assets for the quarter-ended 30-Jun-2021, not adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. Appendix – Market Snapshots 1. Represents portfolio statistics of Company at 100% as reported in Cousins’ 30-Jun-2021 filings, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. Excludes projects under construction. 2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 30-Jun-2021, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. 3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins’ properties, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce; where net rents are quoted, operating expenses are added to achieve gross rents. 4. Based on 2Q 2021 revenues, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. Management uses SIC codes when available along with judgement to determine tenant industry classification. Page 2 – Cousins at a Glance 1. Represents Cousins’ pro-rata share of second quarter NOI per 30-Jun-2021 filings, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. 2. As of 30-Jun-2021 filings, adjusted for the sale of One South at the Plaza, acquisition of 725 Ponce and start of Neuhoff development. Page 4– Resilient Market Fundamentals 1. Source: RedFin.com. Data represents estimated net inflows and outflows per Redfin and US Census Bureau data. 2. Source: CoStar data as of 30-Jun-2021. Page 6 – Resilient Market Fundamentals 1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 30-Jun- 2021. 2. Source: CoStar for year-over-year net absorption data and total office inventory as of 30-Jun-2021. Page 7 – Resilient Market Fundamentals 1. Represents Cousins’ in-place gross rents per quarterly filings. Pages 8 & 9 – Premier Sun Belt Portfolio 1. Source: CoStar. Based on 100% of building square footage as of 30-Jun-2021. Does not include 100% owner-occupied buildings or development/land assets. Page 10 – Premier Sun Belt Portfolio 1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 30-Jun-2021, adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce; where net rents are quoted, estimated operating expenses are added to achieve gross rents. Page 11 - Premier Sun Belt Portfolio 1. Full year lease expirations represent reported total portfolio percent of rent when available, otherwise percent of square footage as reported in companies’ most recent quarterly filings as of 30-Jun-2021. Cousins’ expirations are adjusted for the sale of One South at the Plaza and acquisition of 725 Ponce. Includes members of the SNL US REIT Office Index who publish a quarterly supplement. ENDNOTES

27 Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2020 and the quarterly report on Form 10-Q for the quarter ended June 30, 2021. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of a public health crisis on our operations and our tenants; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy with regard to land and other non-core holdings that may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

3344 Peachtree Road NE Suite 1800 Atlanta, GA 30326 cousins.comGregg Adzema Executive Vice President and Chief Financial Officer gadzema@cousins.com 404.407.1116 Roni Imbeaux Vice President, Finance and Investor Relations rimbeaux@cousins.com 404.407.1104